February 7, 2001



Securities and Exchange Commission
Washington, D.C.  20549



We were previously accountants for AIM Funds Group and, under the date of February 4, 2000, we reported on the financial statements of the portfolios of AIM Funds Group as of and for the year ended December 31, 1999. On December 28, 2000 we resigned. We have read AIM Funds Group's statements included under Sub-Item 77K in its Amended Form N-SAR and we agree with such statements.

Very truly yours,

/s/ KPMG LLP

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group Balanced Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the Balanced Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Balanced Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Balanced Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group Global Utilities Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the Global Utilities Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Global Utilities Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Balanced Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group Select Growth Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the Select Growth Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Select Growth Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Balanced Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group Value Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the Value Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Value Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Balanced Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant


KPMG LLP was previously the independent public accountant for the AIM Funds Group New Technology Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the New Technology Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the New Technology Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the New Technology Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group Worldwide Spectrum Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the Worldwide Spectrum Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Worldwide Spectrum Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the New Technology Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group International Emerging Growth Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the International Emerging Growth Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the International Emerging Growth Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the New Technology Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group Value II Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the Value II Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Value II Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the New Technology Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group Small Cap Equity Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the Small Cap Equity Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Small Cap Equity Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the New Technology Fund's financial statements.

                                  Sub-Item 77K
                        Change in Certifying Accountant

KPMG LLP was previously the independent public accountant for the AIM Funds Group European Small Company Fund. Due to an inadvertent investment in another fund within the AIM Family of Funds and a change in SEC rules regarding auditor independence, KPMG LLP resigned as of December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants for the European Small Company Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the European Small Company Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the New Technology Fund's financial statements.